Exhibit 99.1
Fourth quarter earnings increase 49% from prior year
BBVA Compass reports earnings of $467million for the full-year of 2014, up 12% from prior year

◦	Total loans end the year at $57.5 billion, up 13% from prior year levels; funded loan originations up 8% to $17.7 billion driven by strong commercial demand

◦	Total deposits increase 12% to $61.2 billion, driven by a 16% increase in interest bearing transaction accounts

◦	Key credit quality metrics show continued improvement; nonperforming asset ratio drops to 0.73% from 1.09% and net charge-off ratio declines to 0.22%

◦	Diversification of fee-based businesses spurs 7% increase in noninterest income; focus on improving efficiency and costs controls results in 1% decline in noninterest expenses
HOUSTON, February 4, 2015 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $467 million for the full-year of 2014, a 12 percent increase compared to $418 million earned for the full-year of 2013. Return on average assets and return on average tangible equity1 for the twelve months of 2014 were 0.60 percent and 7.03 percent, respectively.
Net income attributable to shareholder for the fourth quarter of 2014 was $102 million, a 49 percent increase from the $69 million earned during the fourth quarter of 2013. Return on average assets and return on average tangible equity1 for the fourth quarter of 2014 were 0.49 percent and 5.97 percent, respectively.
“BBVA Compass delivered outstanding financial results in 2014 despite the prolonged low-interest rate environment, which continues to impede revenue growth across our industry,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “We delivered robust balance sheet growth with double-digit increases in both total loans and total deposits. We funded a record $17.7 billion of new customer loans, with strong commercial demand driving loan growth. What’s more, our focus on deposits met with continued success as total deposits increased $6.8 billion during the year, led by a 16 percent increase in interest bearing transaction accounts.”
Sánchez noted that balance sheet growth did not come at the expense of maintaining sound risk and underwriting standards. Credit quality metrics showed further improvement as nonperforming assets as a percentage of loans, other real estate and other repossessed assets dropped to 0.73 percent and net charge-offs as a percentage of average loans declined to 22 basis points compared to 44 basis points for the full-year of 2013.
“While compressed spreads tempered the positive impact of balance sheet growth on net interest income, efforts to further diversify and expand fee-based businesses resulted in a 7 percent increase in noninterest income,” Sánchez said. “We also did a good job curbing costs, as disciplined expense management led to a 1 percent decrease in total noninterest expenses.”
Total shareholder’s equity ended the fourth quarter of 2014 at $12.0 billion, a 4 percent increase from $11.5 billion at the end of the fourth quarter of 2013. Accordingly, regulatory capital ratios remain significantly above “well-capitalized” guidelines.
During the fourth quarter, BBVA Compass announced a new $11 billion community development program designed to support low- and moderate-income individuals and neighborhoods and boost economic development across all communities in the markets it serves.
Over the next five years, the bank intends to originate $2.1 billion in mortgage loans to low- and moderate-income (LMI) homebuyers and in LMI neighborhoods, $6.2 billion for small business lending, $1.8 billion for community development lending, and make $900 million in community development investments. The bank also plans to unveil new delivery channels, products and services for LMI individuals in 2015.
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Jena Moreno	Ed Bilek
Corporate Communications	Investor Relations
Tel. 713.831.5867	Tel. 205.297.3331
jena.moreno@bbva.com	ed.bilek@bbva.com

About BBVA Compass

BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose lead subsidiary, BBVA Compass, operates 672 branches, including 341 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and in 2014 ranked 12th nationally in total SBA loan volume. BBVA Compass earned the top ranking with customers in American Banker’s 2014 annual reputation survey of the top 25 largest U.S. retail banks. Additional information about BBVA Compass can be found under the Investor Relations tab at www.bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group

Europe
Belgium / France / Germany / Italy / Portugal / Russia / Spain / Switzerland / Turkey / U.K.
North America
Mexico / USA
Asia - Pacific
Australia / China / Hong Kong / India / Indonesia / Japan / Singapore / South Korea / Taiwan / UAE
South America
Argentina / Bolivia / Brazil / Chile / Colombia / Paraguay / Peru / Uruguay / Venezuela

€ 651 billion in total assets	51 million customers	31 countries	7,371 branches	22,104 ATMs	108,770 employees

actualizado enero 2015

BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at www.bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2014, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		%	Years Ended December 31,		%
	2014	2013	Change	2014	2013	Change
EARNINGS SUMMARY
Net interest income	$509,453	$507,509	—	$1,985,494	$2,042,681	(3)
Noninterest income [a]	230,784	191,074	21	864,695	801,644	8
Total revenue [a]	740,237	698,583	6	2,850,189	2,844,325	—
Investment securities gain (loss), net	5,434	(1,659)	NM	53,042	31,371	69
Gain (loss) on prepayment of FHLB advances	—	—	NM	(315)	21,775	NM
Provision for loan losses	19,914	26,160	(24)	106,301	107,546	(1)
Noninterest expense	583,481	576,671	1	2,180,752	2,199,175	(1)
Pretax income	142,276	94,093	51	615,863	590,750	4
Income tax expense	39,864	24,787	61	147,331	170,820	(14)
Net income	102,412	69,306	48	468,532	419,930	12
Net income attributable to noncontrolling interests	204	486	(58)	1,976	2,094	(6)
Net income attributable to shareholder	$102,208	$68,820	49	$466,556	$417,836	12

SELECTED RATIOS
Return on average assets	0.49%	0.38%		0.60%	0.60%
Return on average tangible equity [b]	5.97	4.31		7.03	6.77
Average common equity to average assets	14.52	15.94		15.28	16.12
Average loans to average total deposits	92.31	93.96		93.18	91.26
Tier I capital ratio [c]	10.94	11.62		10.94	11.62
Tier 1 common capital ratio [b] [c]	10.74	11.39		10.74	11.39
Total capital ratio [c]	12.81	13.74		12.81	13.74
Leverage ratio [c]	9.09	9.87		9.09	9.87
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Year Ended			Ending Balance
	Ended December 31,		%	Ended December 31,		%	December 31,		%
	2014	2013	Change	2014	2013	Change	2014	2013	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$56,419,150	$50,506,422	12	$54,423,885	$47,959,849	13	$57,526,600	$50,814,125	13
Total investment securities	11,023,444	9,921,998	11	10,541,348	10,100,601	4	11,585,629	9,832,281	18
Earning assets	69,447,957	60,532,456	15	65,574,287	58,197,813	13	72,344,332	60,726,001	19
Total assets	82,702,903	72,099,576	15	77,520,755	70,309,637	10	83,152,427	71,965,476	16
Noninterest bearing demand deposits	17,473,984	15,492,506	13	16,633,240	14,586,725	14	17,169,412	15,377,844	12
Interest bearing transaction accounts	30,695,786	26,298,335	17	28,896,496	25,961,989	11	31,176,846	26,969,845	16
Total transaction accounts	48,169,770	41,790,841	15	45,529,736	40,548,714	12	48,346,258	42,347,689	14
Total deposits	61,116,755	53,755,937	14	58,407,635	52,553,744	11	61,189,716	54,437,490	12
Shareholder's equity	12,005,933	11,491,753	4	11,841,999	11,337,388	4	12,003,574	11,487,759	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2014				2013
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING ASSETS
Nonaccrual loans	$322,654	$344,937	$341,807	$388,597	$441,718
Loans 90 days or more past due [a]	71,454	76,196	76,219	83,490	82,814
TDRs 90 days or more past due	1,722	991	629	204	1,317
Total nonperforming loans [b]	395,830	422,124	418,655	472,291	525,849
Other real estate owned, net (OREO)	20,600	17,058	21,113	25,817	23,228
Other repossessed assets	3,920	3,618	2,796	3,313	$3,360
Total nonperforming assets	$420,350	$442,800	$442,564	$501,421	$552,437

TDRs accruing and past due less than 90 days	$161,261	$170,789	$177,630	$202,075	$208,391

Covered loans [c]	495,190	580,756	613,152	701,158	734,190
Covered nonperforming loans [c]	48,071	56,221	59,331	63,664	62,038
Covered nonperforming assets [c]	51,989	59,609	62,824	67,500	66,151

Total nonperforming loans as a % of loans	0.69%	0.76%	0.77%	0.89%	1.03%
Total nonperforming loans as a % of loans, excluding covered loans	0.61	0.67	0.67	0.78	0.93
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.73	0.80	0.81	0.95	1.09
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.65	0.70	0.71	0.83	0.97
[a] Excludes loans classified as troubled debt restructuring (TDRs).
[b] Includes loans held for sale.
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2014				2013
	December 31	September 30	June 30	March 31	December 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$695,878	$714,760	$707,665	$700,719	$717,937
Net charge-offs (NCO)	30,751	22,751	38,157	30,320	43,378
Provision for loan losses	19,914	3,869	45,252	37,266	26,160
Balance at end of period	$685,041	$695,878	$714,760	$707,665	$700,719

Allowance for loan losses as a % of total loans	1.19%	1.27%	1.32%	1.34%	1.38%
Allowance for loan losses as a % of nonperforming loans [a]	173.06	164.85	170.73	149.84	133.25
Allowance for loan losses as a % of nonperforming assets [a]	162.97	157.15	161.50	141.13	126.84

Annualized as a % of average loans:
NCO - QTD	0.22	0.16	0.28	0.24	0.34
NCO - YTD	0.22	0.23	0.26	0.24	0.44
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,
	2014			2013
	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$56,419,150	$561,422	3.95%	$50,506,422	$535,388	4.21%
Investment securities available for sale [a]	9,583,937	47,503	1.97	8,352,631	46,740	2.22
Investment securities held to maturity	1,394,926	9,835	2.80	1,535,107	10,720	2.77
Other earning assets	2,005,363	6,262	1.24	104,036	615	2.35
Total earning assets [a]	69,403,376	625,022	3.57	60,498,196	593,463	3.89
Allowance for loan losses	(692,839)			(717,913)
Unrealized gain (loss) on securities available for sale	44,581			34,260
Other assets	13,947,785			12,285,033
Total assets	$82,702,903			$72,099,576

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,311,384	$2,920	0.16	$7,240,082	$2,940	0.16
Savings and money market accounts	23,384,402	27,750	0.47	19,058,253	15,779	0.33
Certificates and other time deposits	12,783,269	40,280	1.25	11,847,529	33,099	1.11
Foreign office deposits	163,716	84	0.20	117,567	61	0.21
Total interest bearing deposits	43,642,771	71,034	0.65	38,263,431	51,879	0.54
FHLB and other borrowings	4,799,343	20,010	1.65	4,508,823	17,205	1.51
Federal funds purchased and securities sold under agreement to repurchase	1,084,679	918	0.34	964,386	505	0.21
Other short-term borrowings	1,448,610	4,802	1.32	12,916	31	0.95
Total interest bearing liabilities	50,975,403	96,764	0.75	43,749,556	69,620	0.63
Noninterest bearing deposits	17,473,984			15,492,506
Other noninterest bearing liabilities	2,247,583			1,365,761
Total liabilities	70,696,970			60,607,823
Shareholder's equity	12,005,933			11,491,753
Total liabilities and shareholder's equity	$82,702,903			$72,099,576

Net interest income/ net interest spread		528,258	2.82%		523,843	3.26%
Net yield on earning assets			3.02%			3.44%

Total taxable equivalent adjustment		18,805			16,334

Net interest income		$509,453			$507,509
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Years Ended December 31,
	2014			2013
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$54,423,885	$2,139,429	3.93%	$47,959,849	$2,149,731	4.48%
Investment securities available for sale [a]	9,052,396	198,732	2.20	8,462,224	185,624	2.19
Investment securities held to maturity	1,447,636	40,145	2.77	1,539,945	43,467	2.82
Other earning assets	609,054	8,434	0.01	137,363	3,171	0.02
Total earning assets [a]	65,532,971	2,386,740	3.64	58,099,381	2,381,993	4.10
Allowance for loan losses	(703,902)			(752,801)
Unrealized gain (loss) on securities available for sale	41,316			98,432
Other assets	12,650,370			12,864,625
Total assets	$77,520,755			$70,309,637

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,280,418	11,986	0.16	$6,824,450	11,377	0.17
Savings and money market accounts	21,616,078	87,672	0.41	19,137,539	71,860	0.38
Certificates and other time deposits	12,745,974	151,997	1.19	11,886,386	128,600	1.08
Foreign office deposits	131,925	259	0.20	118,644	263	0.22
Total interest bearing deposits	41,774,395	251,914	0.60	37,967,019	212,100	0.56
FHLB and other borrowings	4,254,352	68,957	1.62	4,269,521	66,275	1.55
Federal funds purchased and securities sold under agreement to repurchase	935,439	2,302	0.25	979,759	2,082	0.21
Other short-term borrowings	385,461	5,318	1.38	12,739	118	0.93
Total interest bearing liabilities	47,349,647	328,491	0.69	43,229,038	280,575	0.65
Noninterest bearing deposits	16,633,240			14,586,725
Other noninterest bearing liabilities	1,695,869			1,156,486
Total liabilities	65,678,756			58,972,249
Shareholder's equity	11,841,999			11,337,388
Total liabilities and shareholder's equity	$77,520,755			$70,309,637

Net interest income/ net interest spread		2,058,249	2.95%		2,101,418	3.45%
Net yield on earning assets			3.14%			3.62%

Total taxable equivalent adjustment		72,755			58,737

Net interest income		$1,985,494			$2,042,681
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year Ended			Three Months Ended
	December 31,		%	2014				2013
	2014	2013	Change	December 31	September 30	June 30	March 31	December 31
NONINTEREST INCOME
Service charges on deposit accounts	$222,685	$221,413	1	$56,799	$57,537	$54,958	$53,391	$56,812
Card and merchant processing fees	107,891	102,189	6	26,432	28,682	28,473	24,304	25,320
Retail investment sales	108,477	97,276	12	25,424	27,645	28,844	26,564	25,552
Investment banking and advisory fees	87,454	47,604	84	24,228	18,750	22,280	22,196	13,958
Asset management fees	42,772	40,939	4	10,813	10,666	10,535	10,758	9,796
Corporate and correspondent investment sales	29,635	35,674	(17)	7,619	5,388	7,972	8,656	8,720
Mortgage banking income	24,551	35,399	(31)	5,627	8,498	6,150	4,276	3,178
Bank owned life insurance	18,616	17,747	5	5,809	4,603	4,237	3,967	4,846
Other	222,614	203,403	9	68,033	54,809	50,532	49,240	42,892
	864,695	801,644	8	230,784	216,578	213,981	203,352	191,074
Investment securities gains, net	53,042	31,371	69	5,434	9,710	21,464	16,434	(1,659)
Gain (loss) on prepayment of FHLB and other borrowings	(315)	21,775	NM	—	143	—	(458)	—
Total noninterest income	$917,422	$854,790	7	$236,218	$226,431	$235,445	$219,328	$189,415

NONINTEREST EXPENSE
Salaries, benefits and commissions	$1,072,269	$1,005,244	7	$281,065	$265,334	$263,301	$262,569	$261,643
FDIC indemnification expense	115,049	267,159	(57)	34,313	18,748	30,370	31,618	55,453
Professional services	207,679	191,402	9	59,027	52,463	49,790	46,399	58,204
Equipment	223,963	208,059	8	58,401	56,355	55,469	53,738	59,070
Net occupancy	158,379	157,737	—	39,865	39,357	40,200	38,957	40,115
Marketing	35,991	37,352	(4)	5,894	11,587	9,986	8,524	9,212
Communications	24,608	25,965	(5)	6,003	5,964	6,294	6,347	7,392
Amortization of intangibles	50,856	60,691	(16)	24,556	12,635	13,631	12,534	14,305
Other	291,958	245,566	19	74,357	70,699	76,221	58,181	71,277
Total noninterest expense	$2,180,752	$2,199,175	(1)	$583,481	$533,142	$545,262	$518,867	$576,671
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity	$12,005,933	11,491,753	$11,841,999	11,337,388
Less: Goodwill and other intangibles	5,198,332	5,116,852	5,175,940	5,132,741
Tangible common equity	$6,807,601	6,374,901	$6,666,059	6,204,647

Computation of Tier 1 Tangible Common Equity:
Total stockholder's equity	$11,974,683	$11,458,752	$11,974,683	$11,458,752
Less: Goodwill and other intangibles	5,153,119	5,110,834	5,153,119	5,110,834
Tier 1 tangible common equity	$6,821,564	$6,347,918	$6,821,564	$6,347,918

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (Dollars in thousands)

	At or Quarter Ended December 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,829	$5,765	$1,610	$61,157	$10,127	$23,739,049	$23,828,537	$712
Real estate – construction	1,954	994	477	7,964	2,112	2,141,151	2,154,652	(1,539)
Commercial real estate – mortgage	9,813	4,808	628	89,736	39,841	9,732,380	9,877,206	3,180
Residential real estate – mortgage	45,279	16,510	2,598	108,357	69,408	13,680,504	13,922,656	3,848
Equity lines of credit	9,929	4,395	2,679	32,874	—	2,254,907	2,304,784	2,128
Equity loans	6,357	3,268	997	19,029	41,197	564,120	634,968	755
Credit card	5,692	3,921	9,441	—	—	611,402	630,456	8,209
Consumer – direct	9,542	1,826	2,296	799	298	638,166	652,927	4,756
Consumer – indirect	35,366	7,935	2,771	2,624	—	2,821,712	2,870,408	8,367
Covered loans	6,678	4,618	47,957	114	—	435,823	495,190	335
Total loans	$141,439	$54,040	$71,454	$322,654	$162,983	$56,619,214	$57,371,784	$30,751
Loans held for sale	$240	$—	$—	$—	$—	$154,576	$154,816	$—

	At or Quarter Ended September 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$12,846	$3,261	$838	$79,577	$10,444	$22,403,990	$22,510,956	$(414)
Real estate – construction	526	109	464	9,928	672	1,966,085	1,977,784	(977)
Commercial real estate – mortgage	7,716	3,129	3,448	92,718	43,023	9,348,527	9,498,561	247
Residential real estate – mortgage	37,711	20,447	2,474	104,192	72,590	13,369,402	13,606,816	3,223
Equity lines of credit	8,046	3,966	3,308	34,115	—	2,210,126	2,259,561	2,221
Equity loans	5,624	2,746	1,068	18,637	42,595	558,377	629,047	1,142
Credit card	5,566	3,718	8,774	—	—	612,942	631,000	7,570
Consumer – direct	7,751	1,678	1,984	402	57	598,108	609,980	4,482
Consumer – indirect	30,348	6,379	1,389	1,596	—	2,665,060	2,704,772	4,553
Covered loans	9,741	4,512	52,449	3,772	2,399	507,883	580,756	704
Total loans	$125,875	$49,945	$76,196	$344,937	$171,780	$54,240,500	$55,009,233	$22,751
Loans held for sale	$—	$—	$—	$—	$—	$190,882	$190,882	$—

	At or Quarter Ended June 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,399	$3,520	$2,311	$72,606	$10,491	$22,268,502	$22,365,829	$11,584
Real estate – construction	923	418	1,138	9,401	2,244	1,778,056	1,792,180	1,070
Commercial real estate – mortgage	5,675	3,358	221	88,554	45,836	9,317,448	9,461,092	4,062
Residential real estate – mortgage	43,219	15,305	2,332	110,077	73,329	13,111,778	13,356,040	2,030
Equity lines of credit	9,113	4,776	2,044	35,552	—	2,186,966	2,238,451	6,204
Equity loans	6,364	2,666	833	19,571	42,460	537,900	609,794	1,345
Credit card	5,186	3,766	8,737	—	—	619,215	636,904	8,857
Consumer – direct	8,859	1,441	2,194	282	67	551,106	563,949	4,071
Consumer – indirect	24,633	4,585	1,231	1,611	—	2,416,342	2,448,402	2,614
Covered loans	7,184	4,182	55,178	4,153	3,832	538,623	613,152	(3,680)
Total loans	$119,555	$44,017	$76,219	$341,807	$178,259	$53,325,936	$54,085,793	$38,157
Loans held for sale	$70	$—	$—	$—	$—	$211,809	$211,879	$—

	At or Quarter Ended March 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,240	$2,277	$1,403	$103,133	$21,244	$21,601,190	$21,739,487	$(51)
Real estate – construction	3,346	147	1,337	10,999	2,436	1,711,285	1,729,550	(915)
Commercial real estate – mortgage	12,173	3,070	626	106,295	59,543	9,121,321	9,303,028	2,023
Residential real estate – mortgage	42,003	15,432	2,632	107,601	72,043	12,746,663	12,986,374	6,057
Equity lines of credit	10,249	9,068	5,285	33,178	—	2,161,082	2,218,862	4,838
Equity loans	8,410	3,970	825	20,130	43,078	540,349	616,762	2,119
Credit card	5,742	4,254	9,965	—	—	614,305	634,266	8,679
Consumer – direct	7,375	1,509	2,814	355	79	501,665	513,797	3,942
Consumer – indirect	18,980	3,569	497	1,349	—	2,226,493	2,250,888	3,754
Covered loans	8,088	11,378	58,106	5,557	3,856	614,173	701,158	(126)
Total loans	$126,606	$54,674	$83,490	$388,597	$202,279	$51,838,526	$52,694,172	$30,320
Loans held for sale	$—	$—	$—	$—	$—	$101,615	$101,615	$—

	At or Quarter Ended December 31, 2013
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$9,485	$6,111	$2,212	$128,231	$25,548	$20,037,622	$20,209,209	$10,205
Real estate – construction	4,258	1,862	240	14,183	3,801	1,712,004	1,736,348	(43)
Commercial real estate – mortgage	9,521	4,869	797	129,672	59,727	8,901,743	9,106,329	5,980
Residential real estate – mortgage	48,597	22,629	2,460	102,904	74,236	12,456,053	12,706,879	8,608
Equity lines of credit	12,230	6,252	5,109	31,431	—	2,181,345	2,236,367	7,039
Equity loans	7,630	3,170	1,167	20,447	42,850	568,804	644,068	2,341
Credit card	5,955	4,676	10,277	—	—	639,165	660,073	7,578
Consumer – direct	8,736	3,000	2,402	540	91	501,803	516,572	3,732
Consumer – indirect	24,945	5,276	1,540	1,523	—	2,083,697	2,116,981	3,494
Covered loans	8,254	4,171	56,610	5,428	3,455	656,272	734,190	(5,556)
Total loans	$139,611	$62,016	$82,814	$434,359	$209,708	$49,738,508	$50,667,016	$43,378
Loans held for sale	$—	$—	$—	$7,359	$—	$139,750	$147,109	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2014				2013
	December 31,	September 30,	June 30,	March 31,	December 31,
Assets:
Cash and due from banks	$2,764,345	$4,643,636	$3,232,911	$4,257,226	$3,563,349
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	624,060	271,898	31,291	16,446	35,111
Cash and cash equivalents	3,388,405	4,915,534	3,264,202	4,273,672	3,598,460
Trading account assets	2,834,397	515,136	356,889	342,963	319,930
Investment securities available for sale	10,237,275	9,326,413	8,972,237	8,533,722	8,313,085
Investment securities held to maturity	1,348,354	1,417,985	1,448,192	1,493,396	1,519,196
Loans held for sale	154,816	190,882	211,879	101,615	147,109
Loans	57,371,784	55,009,233	54,085,793	52,694,172	50,667,016
Allowance for loan losses	(685,041)	(695,878)	(714,760)	(707,665)	(700,719)
Net loans	56,686,743	54,313,355	53,371,033	51,986,507	49,966,297
Premises and equipment, net	1,351,479	1,333,008	1,359,750	1,387,812	1,420,988
Bank owned life insurance	694,335	695,842	691,445	687,200	683,224
Goodwill	5,046,847	5,060,924	5,076,142	5,077,223	4,971,645
Other intangible assets	70,784	82,840	95,475	107,110	109,040
Other real estate owned	20,600	17,058	21,113	25,817	23,228
Other assets	1,318,392	1,323,212	878,743	940,190	893,274
Total assets	$83,152,427	$79,192,189	$75,747,100	$74,957,227	$71,965,476
Liabilities:
Deposits:
Noninterest bearing	$17,169,412	$16,979,235	$16,321,003	$16,322,699	$15,377,844
Interest bearing	44,020,304	43,291,723	41,797,403	40,762,511	39,059,646
Total deposits	61,189,716	60,270,958	58,118,406	57,085,210	54,437,490
FHLB and other borrowings	4,809,843	4,551,050	3,958,497	4,257,587	4,298,707
Federal funds purchased and securities sold under agreements to repurchase	1,129,503	809,053	864,263	957,378	852,570
Other short-term borrowings	2,545,724	246,835	15,705	28,822	5,591
Accrued expenses and other liabilities	1,474,067	1,387,240	940,691	898,396	883,359
Total liabilities	71,148,853	67,265,136	63,897,562	63,227,393	60,477,717
Shareholder’s Equity:
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,207
Surplus	15,285,991	15,333,316	15,383,867	15,383,954	15,273,218
Retained deficit	(3,262,181)	(3,364,389)	(3,507,192)	(3,614,263)	(3,728,737)
Accumulated other comprehensive loss	(51,357)	(73,846)	(58,295)	(71,547)	(87,936)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	11,974,683	11,897,311	11,820,610	11,700,374	11,458,752
Noncontrolling interests	28,891	29,742	28,928	29,460	29,007
Total shareholder’s equity	12,003,574	11,927,053	11,849,538	11,729,834	11,487,759
Total liabilities and shareholder’s equity	$83,152,427	$79,192,189	$75,747,100	$74,957,227	$71,965,476

BBVA COMPASS BANCSHARES INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2014				2013
	December 31	September 30	June 30	March 31	December 31
Interest income:
Interest and fees on loans	$547,309	$509,766	$520,516	$508,506	$524,274
Interest on investment securities available for sale	45,786	48,363	48,253	49,090	44,742
Interest on investment securities held to maturity	6,860	6,862	7,003	7,246	7,500
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	566	47	42	47	28
Interest on trading account assets	5,696	933	578	516	585
Total interest income	606,217	565,971	576,392	565,405	577,129
Interest expense:
Interest on deposits	71,034	66,763	60,901	53,216	51,879
Interest on FHLB and other borrowings	20,010	16,399	16,184	16,364	17,205
Interest on federal funds purchased and securities sold under agreements to repurchase	918	447	437	500	505
Interest on other short-term borrowings	4,802	394	96	26	31
Total interest expense	96,764	84,003	77,618	70,106	69,620
Net interest income	509,453	481,968	498,774	495,299	507,509
Provision for loan losses	19,914	3,869	45,252	37,266	26,160
Net interest income after provision for loan losses	489,539	478,099	453,522	458,033	481,349
Noninterest income:
Service charges on deposit accounts	56,799	57,537	54,958	53,391	56,812
Card and merchant processing fees	26,432	28,682	28,473	24,304	25,320
Retail investment sales	25,424	27,645	28,844	26,564	25,552
Investment banking and advisory fees	24,228	18,750	22,280	22,196	13,958
Asset management fees	10,813	10,666	10,535	10,758	9,796
Corporate and correspondent investment sales	7,619	5,388	7,972	8,656	8,720
Mortgage banking income	5,627	8,498	6,150	4,276	3,178
Bank owned life insurance	5,809	4,603	4,237	3,967	4,846
Investment securities gains, net	5,434	9,710	21,464	16,434	(1,659)
Gain (loss) on prepayment of FHLB and other borrowings	—	143	—	(458)	—
Other	68,033	54,809	50,532	49,240	42,892
Total noninterest income	236,218	226,431	235,445	219,328	189,415
Noninterest expense:
Salaries, benefits and commissions	281,065	265,334	263,301	262,569	261,643
FDIC indemnification expense	34,313	18,748	30,370	31,618	55,453
Professional services	59,027	52,463	49,790	46,399	58,204
Equipment	58,401	56,355	55,469	53,738	59,070
Net occupancy	39,865	39,357	40,200	38,957	40,115
Marketing	5,894	11,587	9,986	8,524	9,212
Communications	6,003	5,964	6,294	6,347	7,392
Amortization of intangibles	24,556	12,635	13,631	12,534	14,305
Other	74,357	70,699	76,221	58,181	71,277
Total noninterest expense	583,481	533,142	545,262	518,867	576,671
Net income before income tax expense	142,276	171,388	143,705	158,494	94,093
Income tax expense	39,864	27,770	36,130	43,567	24,787
Net income	102,412	143,618	107,575	114,927	69,306
Less: net income attributable to noncontrolling interests	204	815	504	453	486
Net income attributable to shareholder	$102,208	$142,803	$107,071	$114,474	$68,620